Supplement dated March 14, 2018 to the

PNC Funds Statement of Additional Information (the “SAI”),

dated September 28, 2017, as supplemented

PNC Equity Funds

PNC Balanced Allocation Fund

PNC Emerging Markets Equity Fund

PNC International Equity Fund

PNC International Growth Fund

PNC Multi-Factor All Cap Fund

PNC Multi-Factor Large Cap Growth Fund

PNC Multi-Factor Large Cap Value Fund

PNC Multi-Factor Small Cap Core Fund

PNC Multi-Factor Small Cap Growth Fund

PNC Multi-Factor Small Cap Value Fund

PNC Small Cap Fund

PNC Fixed Income Funds

PNC Bond Fund

PNC Government Mortgage Fund

PNC Intermediate Bond Fund

PNC Limited Maturity Bond Fund

PNC Total Return Advantage Fund

PNC Ultra Short Bond Fund

PNC Tax Exempt Bond Funds

PNC Intermediate Tax Exempt Bond Fund

PNC Maryland Tax Exempt Bond Fund

PNC Ohio Intermediate Tax Exempt Bond Fund

PNC Tax Exempt Limited Maturity Bond Fund

PNC Money Market Funds

PNC Government Money Market Fund

PNC Treasury Money Market Fund

This Supplement provides new and additional information regarding the above-captioned Funds beyond that contained in the SAI and should be read in conjunction with the SAI.

The following changes are effective immediately:

1.              The following information is added at the end of the section entitled “INVESTMENT LIMITATIONS AND RESTRICTIONS” with respect to all Funds other than PNC International Growth Fund and PNC Emerging Markets Equity Fund:

Notwithstanding sub-paragraph (a) to investment limitation No.1 and as a non-fundamental policy (i.e., one that may be changed without any vote of shareholders), the Funds will not concentrate their investments in obligations issued by states or municipalities or their political subdivisions that are not obligations exempt from one or more of the following: regular Federal income tax, state income tax, or local tax.

2.              The following information is added under the section entitled “INVESTMENT LIMITATIONS AND RESTRICTIONS” after investment limitation No.7 with respect to PNC International Growth Fund and PNC Emerging Markets Equity Fund:

Notwithstanding sub-paragraph (a) to investment limitation No.1 and as a non-fundamental policy (i.e., one that may be changed without any vote of shareholders), the Funds will not concentrate their investments in obligations issued by states or municipalities or their political subdivisions that are not obligations exempt from one or more of the following: regular Federal income tax, state income tax, or local tax.

As a non-fundamental policy, PNC Emerging Markets Equity Fund will not purchase securities of issuers conducting their principal business activities in the same industry in reliance on the exception in sub-paragraph 1(e) of its fundamental policy on concentration if, immediately after and as a result of the acquisition, the Fund’s investments in issuers conducting their principal business activities in that industry would represent more than 25% of the value of the Fund’s total assets.

Please contact PNC Funds at 1-800-622-FUND (3863) for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI-PCA-0318